UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2007

HORIZON LINES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-3267	74-3123672

(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4064 Colony Road, Suite 200
Charlotte, North Carolina 28211
(Address of Principal Executive Offices, including Zip Code)
(704) 973-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
On July 2, 2007, Horizon Lines, Inc. (“the Company”) entered into Amendment No. 2 to TP1 Space Charter and Transportation Service Contract with A.P. Moller as managing owner for and on behalf of A.P. Moller-Maersk A/S trading as Maersk Sealand. The initial agreement was entered into on May 9, 2004 and amended by Amendment No. 1 on November 30, 2006. Pursuant to the TP1 Space Charter Transportation Service Contract, Maersk Sealand charters space aboard certain of the Company’s vessels and purchases transportation services for cargo between certain ports. This Amendment No. 2, effective July 2, 2007, adds the port of Yantian, PRC to the TP1 Service.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC. (Registrant)

Date: July 6, 2007	By:	/s/ M. Mark Urbania

M. Mark Urbania Senior Vice President, Chief Financial Officer and Assistant Secretary